INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 11, 2019 TO THE

PROSPECTUS DATED FEBRUARY 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

(each, a “Fund” and collectively, the “Funds”)

The staff of the Listing Qualifications Department (the “Staff”) of Cboe BZX Exchange, Inc. (the “Exchange”) recently notified Invesco Exchange-Traded Fund Trust II (the “Trust”) that the Funds do not appear to be in compliance with the continued listing standards of the Exchange, which require, among other things, that a listed security maintain at least 50 shareholders for at least 30 or more consecutive trading days following its initial year of trading on the Exchange. Therefore, in accordance with its procedures, the Exchange may affix a “below compliance” (.BC) indicator to each Fund’s ticker symbol on the consolidated tape.

The Trust intends to submit a response to the Exchange demonstrating each Fund’s plan to comply with all Exchange rules going forward. Should the Staff accept the Trust’s plan for a Fund to re-gain compliance, the Staff will provide a 180-day “cure period,” during which the Fund must demonstrate that it is in compliance with all Exchange rules.

Should a Fund be unable to meet the Exchange’s listing standards by the end of its cure period, the Staff may determine to delist the Fund. In such event, you will receive additional information about the future plans for the Fund.

Please Retain This Supplement For Future Reference.

P-PBETA-PBEE-PBDM-PBTP-PROSUP-1 01112019